EXHIBIT 99.2

Long-term Efficacy and Safety of Doxepin 1 mg and 3 mg in Elderly Subjects with Chronic Primary Insomnia Thomas Roth, PhD, Mark Gotfried, MD, Steven Hull, MD, Bruce Corser, MD, Martin Scharf, PhD, William Orr, MD, Venkata Buddharaju, MD, Howard Schwartz, MD, Philip Jochelson, MD, Elizabeth Ludington, PhD, Roberta Rogowski, BSN Support for this study provided by Somaxon Pharmaceuticals, Inc.

Introduction Insomnia is more prevalent and severe in elderly Increased rates of sleep maintenance impairment and early morning awakenings Elderly insomnia patients often take sedative- hypnotics for extended periods of time Sometimes longer than clinically evaluated and recommended Underscores need for long-term insomnia trials in elderly

Mechanism of Action Sleep promoting effects of doxepin (DXP) likely mediated through histaminergic system DXP at doses of 1 mg, 3 mg, and 6 mg is a highly potent and selective histamine receptor antagonist This selectivity is dose-dependent Histamine is an important mediator of wakefulness in sleep-wake cycle Proposed mechanism: H1 antagonism reduces wakefulness thus promoting sleep

Study Design Study objectives Efficacy and safety of DXP 1 mg and 3 mg in a long-term trial (12 weeks) of elderly subjects with primary insomnia Potential for tolerance and next-day residual effects Randomized, DB, placebo-controlled, parallel-group Key eligibility criteria ^65 years of age with history of ^3 months of DSM-IV-TR primary insomnia PSG screening criteria WTDS ^60 min TST >240 and ^390 min LPS ^10 min PLM and AHI <15 events/hr

Study Design Schematic

Data Analyses Efficacy analyses performed on ITT data set (N=240) Subset of subjects had IVRS data (n=191) ANCOVA used to compare WASO from N1 (primary endpoint) between PBO, DXP 1 mg, or DXP 3 mg Same methods applied to other continuous efficacy variables Scores on CGI-Improvement and PGI assessed categorically with Cochran-Mantel-Haenszel chi- square (row mean score) test

Disposition (Overall N=240) Placebo (N=81) DXP 1 mg (N=77) DXP 3 mg (N=82) Completed Study 70 (86%) 70 (91%) 74 (90%) Discontinued from Study 11 (14%) 7 (9%) 8 (10%) Adverse Event 3 (4%) 1 (1%) 2 (2%) Protocol Violation 2 (2%) 2 (3%) 1 (1%) Non-compliance 0 (0%) 3 (4%) 0 (0%) Consent Withdrawn 6 (7%) 0 (0%) 2 (2%) Other 0 (0%) 1 (1%) 3 (4%) Disposition

WASO at Baseline, Night 1 and Night 85 Minutes (mean) <0.0001 <0.0001 0.0053 0.0330 p-value 1 mg 3 mg Baseline Night 1 Night 85 PBO 119.5 108.9 109.2 DXP 1 mg 120.1 91.8 97 DXP 3 mg 117.9 74.5 75.7 DXP 3 mg DXP 1 mg PBO

sTST at Baseline, Week 1 and Week 12 (IVRS) Minutes (mean) Baseline Week 1 Week 12 PBO 280.2 316.2 326 DXP 1 mg 297.6 319.7 372 DXP 3 mg 308.7 357 389.4 0.0043 0.0001 0.9066 0.0027 p-value 1 mg 3 mg DXP 3 mg DXP 1 mg PBO

LSO at Baseline, Week 1 and Week 12 (IVRS) Minutes (mean) Baseline Week 1 Week 12 PBO 56.3 59.7 55.5 DXP 1 mg 60.8 54.2 37.5 DXP 3 mg 48 40 39.9 DXP 3 mg DXP 1 mg PBO 0.0033 0.0464 0.2420 0.0028 p-value 1 mg 3 mg

Other PSG Data at Night 1

Parameter	Placebo	Doxepin 1 mg	Doxepin 3 mg
LPS			
Mean (SD)	39.6 (29.3)	38.8 (29.6)	28.6 (20.5)
TST			
Mean (SD)	339.7 (54.4)	359.1* (53.1)	382.9^ (44.2)
WTAS			
Mean (SD)	10.7 (22.6)	8.9 (18.8)	4.7 (14.6)

* $p<0.05$, vs PBO; ^ $p=0.0007$ vs PBO

Efficacy Throughout the Night: Sleep Efficiency % by Hour on Night 1 p-value 1 mg 3 mg 0.0028 0.0024 0.0211 <0.0001 DXP 1 mg DXP 3 mg PBO 0.8579 0.0166 0.8732 0.1972 0.6953 0.0566 0.0322 0.0127 0.2162 0.0086 0.3343 0.0165 PBO DXP 1mg DXP 3mg 0 1 0.509 0.519 0.613 2 0.794 0.788 0.836 3 0.815 0.793 0.863 4 0.784 0.839 0.857 5 0.776 0.817 0.856 6 0.741 0.779 0.826 7 0.643 0.766 0.767 8 0.6 0.684 0.765 Ovrl 0.71 0.75 0.8

Efficacy on Early Morning Awakenings: Sleep Efficiency % by Hour on Night 1 p-value 1 mg 3 mg 0.0028 0.0024 0.0211 <0.0001 DXP 1 mg DXP 3 mg PBO 0.8579 0.0166 0.8732 0.1972 0.6953 0.0566 0.0322 0.0127 0.2162 0.0086 0.3343 0.0165 PBO DXP 1mg DXP 3mg 0 1 0.509 0.519 0.613 2 0.794 0.788 0.836 3 0.815 0.793 0.863 4 0.784 0.839 0.857 5 0.776 0.817 0.856 6 0.741 0.779 0.826 7 0.643 0.766 0.767 8 0.6 0.684 0.765 Ovrl 0.71 0.75 0.8

Score DSST SCT VAS PBO 48 94 59 DXP 1 mg 49 95 59 DXP 3 mg 47 89 62 Next-day Residual Effects on Night 1 Note: Plotting of VAS is inverted for consistency with DSST and SCT results DXP 1 mg DXP 3 mg PBO No Significant Effects on any Parameter

Score DSST SCT VAS PBO 50 92 56 DXP 1 mg 51 97 64 DXP 3 mg 47 90 61 Next-day Residual Effects on Night 85 Note: Plotting of VAS is inverted for consistency with DSST and SCT results DXP 1 mg DXP 3 mg PBO No Significant Effects on any Parameter

CGI-Severity at Baseline, After 2 Weeks and After 12 Weeks 0.0005 0.0101 CGI-Severity Rating p-value 1 mg 3 mg 0.0047 0.7383 Marked Mild Moderate PBO DXP 1mg DXP 3mg Baseline 4.3 4.4 4.2 Week 2 4 4.1 3.5 Week 12 3.8 3.4 3.1 Note: Severity categories are Normal, Very Mild, Mild, Moderate, Marked, Severe, and Extremely Severe DXP 3 mg DXP 1 mg PBO

% of Subjects Reporting Yes Helped Sleep Shortened Onset Increased Duration Got Better Sleep Drug Strength Just Right PBO 0.41 0.37 0.36 0.4 0.29 DXP 1 mg 0.72 0.55 0.58 0.67 0.51 DXP 3 mg 0.74 0.64 0.68 0.74 0.54 * * * * * * * * * * DXP 3 mg DXP 1 mg PBO PGI Items After 12 Weeks * p<0.05, vs PBO

Adverse Event Placebo (N=81) DXP 1 mg (N=77) DXP 3 mg (N=82) OVERALL 52% 40% 38% Headache 14% 3% 6% Somnolence/Sedation 5% 5% 3% Diarrhea 2% 3% 0% Upper Respiratory Tract Infection 1% 3% 1% Sinusitis 1% 4% 0% Hypertension 0% 1% 4% Gastroenteritis 0% 0% 4% Adverse Events Note: Adverse events listed are those occurring in >2% of subjects in any treatment group

Sleep Architecture on Night 1 * Stg 3/4 Stg 2 Stg 1 REM * Minutes (mean) * p<0.05, versus placebo PBO DXP 1 mg DXP 3 mg REM Sleep 61 61 61 Stage 3/4 Sleep 33 35 42 Stage 2 Sleep 199 214 234 Stage 1 Sleep 48 49 46 * * * TST=340 TST=359 TST=383 * *

Produced significant sleep improvements that were sustained after 12 weeks for most parameters Improvements in sleep onset, maintenance and early morning awakenings Demonstrated improvements in patient- and physician- based ratings of global insomnia outcomes Nearly full category improvement vs PBO in CGI-Severity after 12 weeks for DXP 3 mg PGI results support sleep onset and sleep maintenance efficacy Well-tolerated DC rates low considering duration of trial; lower rates overall vs PBO No reports of complex sleep behaviors, amnesia, or anticholinergic effects, and no evidence of weight gain or next-day residual effects In general, sleep stages were preserved, with no suppression of REM duration Study Summary: DXP 1 mg and 3 mg

Trial represents longest PBO-controlled, DB, PSG trial in elderly with primary insomnia Improvements in PSG, patient reports, and global outcomes measures DXP 1 mg and 3 mg well-tolerated Proposed selective histaminergic MOA supported by: Improvements in early morning awakenings without significant residual sedation No REM suppression or anticholinergic effects Data suggest that DXP 1 mg and 3 mg are effective and well-tolerated in elderly adults with chronic primary insomnia. Conclusion